UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2008

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On February 8, 2008, Fiduciary Counselors Inc. ("Fiduciary") was appointed as the independent fiduciary of the MoneyGram International, Inc. Stock Fund (the "Fund") in the MoneyGram International, Inc. 401(k) Plan (the "Plan") to ensure that decisions regarding the common stock, $0.01 par value per share, of MoneyGram International, Inc. ("Common Stock") held by the Plan are made solely in the interests of Plan participants and beneficiaries and to avoid any real or perceived conflict of interest in connection with these decisions.

As of March 14, 2008, Fiduciary determined that permitting participants to make new investments in the Fund was no longer consistent with the Employee Retirement Income Security Act of 1974. Fiduciary made this decision due to the uncertainty about the contemplated recapitalization of MoneyGram International, Inc. (the "Company") and the Company’s announcement that it would not be able to file its Annual Report on Form 10-K for the year ended December 31, 2007 ("2007 Form 10-K") with the United States Securities and Exchange Commission (the "SEC") until the completion of such recapitalization (the "Recapitalization"), as more particularly described in Amendment No. 1 to Form 12b-25, which the Company filed with the SEC on March 13, 2008.

As a result, commencing on March 14, 2008, new investment transfers into Common Stock through the Fund by participants in the Plan were suspended. However, participants continued to be allowed to make all other Plan transactions, including distributions, loans and transfers out of the Fund.

On March 19, 2008, the Company sent a notice to the Company’s directors and executive officers (the "Notice") advising that the Company’s directors and executive officers were prohibited from purchasing, selling or otherwise acquiring or transferring any of the Common Stock or exercising any stock options during a blackout period with respect to them (the "Blackout Period"). The Notice indicated that the beginning date of the Blackout Period was March 14, 2008 and that the ending date was then not known. The Notice indicated that the Company’s directors and executive officers would be promptly notified of the ending date of the Blackout Period. The Notice was attached as an exhibit to a Current Report on Form 8-K filed by the Company with the SEC on March 19, 2008.

On March 25, 2008, the Recapitalization was completed and the Company filed its 2007 Form 10-K with the SEC. As of March 27, 2008, Fiduciary determined that it was acceptable to reopen the Fund to new investment transfers effective March 31, 2008 (the "Fiduciary Determination").

On March 31, 2008, the Company sent an updated notice to the Company’s directors and executive officers (the "Updated Notice") informing them that the Blackout Period will end on March 31, 2008.

A copy of the Updated Notice is attached hereto as Exhibit 99.01 to this Current Report on Form 8-K and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

March 31, 2008	By:	/s/ Teresa H. Johnson

Name: Teresa H. Johnson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.01	Updated Notice dated March 31, 2008